Exhibit 99.01

AMENDMENT NO. 1

dated as of February 22, 2008

to

Credit Agreement
dated as of
August 24, 2007

Among

MIPS TECHNOLOGIES, INC.,
as the Borrower,

VARIOUS FINANCIAL INSTITUTIONS,
as the Lenders,

JEFFERIES FINANCE LLC,
as Sole Lead Arranger, Sole Bookrunner,
Collateral Agent, Administrative Agent,
Sole Syndication Agent and Sole Underwriter

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of February 22, 2008, among MIPS TECHNOLOGIES, INC., a Delaware corporation (the “Borrower”); (ii) the Required Lenders (as defined in the Credit Agreement defined below) and JEFFERIES FINANCE LLC (“JF”), as administrative agent (in such capacity, the “Administrative Agent”) and is acknowledged and consented to by each Subsidiary Guarantor (as defined in the Credit Agreement referred to below).  Capitalized terms used herein and not otherwise defined herein shall the respective meanings ascribed to such terms in the Credit Agreement defined below.

RECITALS:

A.           The Borrower, the Lenders, the Administrative Agent and JF, as collateral agent, sole bookrunner, sole lead arranger, sole syndication agent and sole bookrunner are parties to that certain  Credit Agreement, dated as of August 24, 2007 (as the same may from time to time be amended, amended and restated, supplemented, waived or otherwise modified, the “Credit Agreement”).  The Subsidiary Guarantors are party to that certain Guaranty (as the same may be from time to time amended, amended and restated, supplemented, waived or otherwise modified, the “Guaranty”) in favor of the Administrative Agent.

B.           The Borrower, the Administrative Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof.

AGREEMENT:

Section 1.   Amendments.  In consideration of the premises and mutual covenants set forth herein and for other valuable consideration and subject to the conditions and upon the terms set forth herein, the Credit Agreement is hereby amended as follows:

1.1   New Definitions.  Article I of the Credit Agreement is hereby amended to add the following new definitions thereto:

““Amendment No. 1 Effective Date” means February 22, 2008.”

““CAD Agreement” means any licensing agreement, license and maintenance agreement, purchase agreement or similar arrangement providing for the licensing of computer-aided design technology to which the Borrower or any of its Subsidiaries is a party, in each case to the extent such agreement provides for the deferral of purchase price for periods in excess of one year (but excluding any maintenance and similar fees).”

1.2   Amendments to Definitions in Article I of the Credit Agreement.  The definitions of “Applicable Margin”, “EBITDA” and “Revolving Lender Commitment” are hereby amended by deleting such definitions in their entirety and by replacing them in the applicable alphabetical order in Article I of the Credit Agreement with the following definitions:

““Applicable Margin” means 3.00%, in the case of ABR Revolving Loans, and 4.00%, in the case of Eurodollar Revolving Loans.”

““EBITDA” means, for any Person for any period, Net Income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Net Income for such period, the sum of (a) provisions for franchise tax and income tax expense and withholding tax expense incurred in connection with cross-border transactions, (b) Interest Expense, (c) depreciation and amortization expense, (d) any extraordinary or unusual non-recurring non-cash expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Net Income for such period, non-cash losses on sales of assets outside of the ordinary course of business) other than non-cash charges resulting in the accrual of reserves for cash charges in any future period, including impairment charges, and any other non-cash charges, (e) any non-cash charges for stock compensation expense adjustments to comply with FAS 123R and for the amortization of amounts in the Founders Deferral Escrow Account if and to the extent such amounts constitute employee compensation and (f) expenses, costs and fees associated with the Acquisition (and the integration thereof) and the Borrower and its Subsidiaries’ closure of facilities and reductions in head count in an aggregate amount not to exceed $7,000,000 and minus, to the extent included in the statement of such Net Income for such period, the sum of (i) interest income, (ii) any extraordinary or unusual non-recurring non-cash income or non-cash gains (including, whether or not otherwise includable as a separate item in the statement of such Net Income for such period, non-cash gains on the sales of assets outside of the ordinary course of business), and (iii) any other non-cash income, all as determined on a Consolidated basis; provided, however, that “EBITDA” for the Fiscal Quarters ending December 31, 2006, March 31, 2007 and June 30, 2007, shall be deemed to be $5,189,000, $3,260,000 and $3,299,000, respectively.”

““Revolving Commitment Amount” means, (i) on any date prior to the Amendment No. 1 Effective Date, a maximum amount of $35,000,000, (ii) on any date on or after the Amendment No. 1 Effective Date to and including March 31, 2008, a maximum amount of $20,000,000, (iii) thereafter to and including April 30, 2008, a maximum amount of $19,000,000, (iv) thereafter to and including May 31, 2008, a maximum amount of $18,000,000, (v) thereafter to and including June 30, 2008, a maximum amount of $17,000,000, (vi) thereafter to and including July 31, 2008, a maximum amount of $16,000,000, and (vii) in each case of clauses (i) through (vi) above, as such maximum amount may further be reduced from time to time pursuant to the terms hereof.”

1.3           Amendment to Section 7.10 of the Credit Agreement.  Section 7.10 of the Credit Agreement is hereby amended by deleting such section in its entirety and by replacing it with the following:

“Section 7.10 Use of Proceeds.  The Borrower shall apply the proceeds of Revolving Loans (i) to fund the Escrow Accounts on the date the Acquisition is consummated, to pay certain fees and expenses incurred in connection with the initial Borrowing and (2) for working capital and general Business Entity purposes of the Borrower and its Subsidiaries; provided, that no proceeds of any Revolving Loans shall be used to pay or prepay obligations of the Borrower or any of its Subsidiaries under or with respect to any CAD Agreement; provided further, that nothing herein shall prohibit the use of cash and Cash Equivalents of the Borrower and its Subsidiaries as of the Amendment No. 1 Effective Date to make any scheduled payments under such CAD Agreements .”

1.4           Amendment to Section 8.2(b) of the Credit Agreement.  Section 8.2(b) of the Credit Agreement is hereby amended by deleting such section in its entirety and by replacing it with the following:

“(b)           unsecured Indebtedness (i) incurred in the ordinary course of business by the Borrower and any of its Subsidiaries (including open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services that are not overdue for a period of more than 90 days or, if overdue for more than 90 days, as to which a dispute exists and adequate reserves in conformity with GAAP or IFRS, as applicable, have been established on the books of the Borrower or such Subsidiary), (ii) in respect of performance, surety or appeal bonds provided in the ordinary course of business, but excluding (in each case described in this clause (b)), unsecured Indebtedness incurred through the borrowing of money or the incurrence of Guarantee Obligations in respect thereof or (iii) incurred in connection with CAD Agreements in an aggregate amount for all CAD Agreements during the term of this Agreement not to exceed $12,000,000;”

1.5           Addition of Section 8.19 to the Credit Agreement.  The Credit Agreement is hereby amended by adding the following new Section 8.19 immediately following Section 8.18 of the Credit Agreement:

“Section 8.19.  Limitations on Funds Held in Accounts Outside the United States.  The Borrower will not permit the amount of cash and Cash Equivalents held in deposit accounts maintained in the name of the Borrower or any of its Subsidiaries located in jurisdictions outside the United States to exceed as of the last Business Day of any calendar month, in the aggregate, an amount in excess of 50 percent of the aggregate of all cash and Cash Equivalents held in all deposit accounts maintained in the name of the Borrower or any of its Subsidiaries, whether such accounts are located in the United States or outside the United States. ”

Section 2. Effectiveness.

2.1    Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(i) Amendment Executed.  This Amendment shall have been executed by the Borrower, the Administrative Agent and the Required Lenders and acknowledged by each Subsidiary Guarantor, and counterparts hereof as so executed shall have been delivered to the Administrative Agent.

(ii) Fees.  The Borrower shall have paid to the Administrative Agent (i) an amendment fee of $200,000 in connection with the amendments set forth in Section 1 hereto and (ii) all other fees and expenses due and payable in connection with the preparation and negotiation of this Amendment and the other documents being executed or delivered in connection herewith, including, without limitation, the reasonable fees and expenses of counsel to the Administrative Agent.

(iii) Opinion.   The Administrative Agent shall have received a written opinion (addressed to the Administrative Agent and the Lenders and dated as of the Amendment Effective Date) of Cooley Godward Kronish LLP, counsel to the Borrower, covering this Amendment and the transactions contemplated herein as the Administrative Agent shall reasonably request.

(iv) Other Matters.  The Borrower shall have provided such other items and shall have satisfied such other conditions as may be reasonably required by the Administrative Agent.

2.2   Amendment Effective Date.  This Amendment shall be effective on the date (the “Amendment Effective Date”) upon which the conditions precedent set forth in Section 2.1 above are satisfied.  Unless otherwise specifically set forth herein, each of the amendments and other modifications set forth in this Amendment shall be effective on and after the Amendment Effective Date.

Section 3.   Miscellaneous.

3.1    Representations and Warranties.  The Borrower and each Subsidiary Guarantor, by signing below, hereby represents and warrants to the Administrative Agent and the Lenders that:

(i) each of the Borrower and each Subsidiary Guarantor has the legal power and authority to execute and deliver this Amendment;

(ii) the officers executing this Amendment on behalf of the Borrower and each Subsidiary Guarantor have been duly authorized to execute and deliver the same and bind the Borrower and such Subsidiary Guarantor with respect to the provisions hereof, as applicable;

(iii) the execution and delivery hereof by the Borrower and each Subsidiary Guarantor and the performance and observance by the Borrower and each Subsidiary Guarantor of the provisions hereof do not and will not (a) violate or contravene any applicable law, (b) violate or contravene any organizational documents of such Person or any shareholder agreement, voting trust or similar arrangement applicable to such Person’s Equity Interests or (c) conflict with or result in a breach or contravention of, or require any payment to be made under, any material Contractual Obligation of any such Person, except in the case of clauses (a) and (c), any of the foregoing which could not reasonably be expected to have a Material Adverse Effect;

(iv) no Default or Event of Default exists under the Credit Agreement except as has been duly waived in writing by the parties prior to the date hereof, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof;

(v) neither the Borrower nor any Subsidiary Guarantor has any claim or offset against, or defense or counterclaim to, any obligations or liabilities of the Borrower or such Subsidiary Guarantor under the Credit Agreement or any other Loan Document;

(vi) this Amendment constitutes a valid and binding obligation of the Borrower in every respect, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies; and

(vii) each of the representations and warranties set forth in Article VI of the Credit Agreement is true and correct in all material respects as of the date hereof, except to the extent that any thereof expressly relate to an earlier date.

3.2    Continuing Effect; No Other Amendments.  Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and be unaffected hereby.  The amendments provided for herein are limited to the specific provisions of the Credit Agreement specified herein and to the extent specified herein and shall not constitute a waiver or an amendment of, or an indication of the Administrative Agent’s and the Lenders’ willingness at any other time to amend or waive any other provisions of, the Credit Agreement.

3.3    Subsidiary Guarantor Acknowledgment.  Each Subsidiary Guarantor, by signing this Amendment:

(i) consents to, agrees to and acknowledges the terms of this Amendment;

(ii) acknowledges and agrees that all of the Loan Documents to which such Subsidiary Guarantor is a party or otherwise bound shall continue in full force and effect and that all of such Subsidiary Guarantor’s obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment;

(iii) represents and warrants to the Administrative Agent and the Lenders that all representations and warranties made by such Subsidiary Guarantor and contained in this Amendment or any other Loan Document to which it is a party are true and correct in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of the Amendment Effective Date, except to the extent that any thereof expressly relate to an earlier date; and

(iv) acknowledges and agrees that (A) notwithstanding the conditions to effectiveness set forth in this Amendment, the consent of such Subsidiary Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to which such Subsidiary Guarantor is a party to give effect to the amendments to the Credit Agreement effected pursuant to this Amendment and (B) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Guarantor to any future amendments or modifications to the Credit Agreement

3.4    Reference to Agreement.  The Credit Agreement and any and all other documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby.

3.5    Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

3.6    Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of the Borrower, the Administrative Agent and the Lenders and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders.

3.7    Release.  The Borrower and each Subsidiary Guarantor, by signing below, hereby waives and releases the Administrative Agent and each of the Lenders and their respective Related Parties from any and all actions, causes of action, claims, demands, damages offsets, defenses, counterclaims and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure of to act by any of the Related Persons on or prior to the date of the Amendment No. 1 Effective Date, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

3.8    Waiver.  Upon the effectiveness of this Amendment, the Administrative Agent and the Required Lenders waive any non-compliance of the Borrower with the covenant set forth in Section 8.1 of the Credit Agreement as of December 31, 2007 and any Event of Default under Section 9.1(c) of the Credit Agreement resulting therefrom.

3.9    Entire Agreement.  This Amendment, together with the Credit Agreement and the other Loan Documents integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof.

3.10    Counterparts  This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or electronic signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

3.11    Governing Law.  THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.  TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF THE BORROWER AND EACH SUBSIDIARY GUARANTOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK GOVERNS THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

3.12    JURY TRIAL WAIVER.  EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

3.13   Ratification.

(i) Except as specifically modified by this Amendment, the Credit Agreement and each other Loan Document is hereby ratified and confirmed in all respects and shall continue to apply with full force and effect.

(ii) Each Subsidiary Guarantor acknowledges that its obligations under the Guaranty are not impaired or adversely affected by this Amendment, and such Guaranty is, and after giving effect to this Amendment shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

3.14    Headings Descriptive.  The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

[Signature pages follow.]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

MIPS TECHNOLOGIES, INC., as the Borrower By: /s/ JOHN BOURGOIN Name: John Bourgoin Title: President and Chief Executive Officer
JEFFERIES FINANCE LLC, as the Administrative Agent and as a Lender By: /s/ E. JOSEPH HESS Name: E. Joseph Hess

Each of the undersigned Subsidiary Guarantors acknowledges the terms of and consents to the foregoing:

MIPS TECHNOLOGIES HOLDING LLC

By: /s/ STUART J. NICHOLS
Name:  Stuart J. Nichols
Title:  Manager

MIPS TECHNOLOGIES INTERNATIONAL AG

By: /s/ BERNHARD KLAUSER
Name:  Bernhard Klauser
Title:  Director

By: /s/ STUART J. NICHOLS
Name:  Stuart J. Nichols
Title:  Director